KPMG LLP
99 High Street
Boston MA 021102371
Telephone 617 988 1000
Fax 617 507 8321
Internet wwwuskpmgcom
KPMG LLP a US limited
liability partnership
 is the US
member firm of KPMG
 International a Swiss
cooperative
Report of Independent
 Registered Public Accounting
 Firm
The Shareholders and
Board of Trustees
Federated Municipal
Securities Income Trust
In planning and performing
our audits of the financial
statements of Federated
CaliforniaMunicipal Income
 Fund Federated Michigan
Intermediate Municipal
 Trust Federated New York
Municipal Income Fund
 Federated North Carolina
 Municipal Income Fund
Federated Ohio
Municipal Income Fund
and Federated Pennsylvania
 Municipal Income Fund
collectively the
Funds portfolios of
Federated Municipal Securities
 Income Trust as of
and for the year ended
August 31 2007 in accordance
with the standards of the
Public Company Accounting
Oversight
Board United States we
considered their internal
control over financial
reporting including
control activities for
safeguarding securities as
 a basis for designing our
auditing procedures for
the purpose of expressing
 our opinion on the financial
 statements and to comply
with the
requirements of Form NSAR
but not for the purpose of
expressing an opinion on the
effectiveness of the Funds
internal control over financial
 reporting Accordingly we express
 no such opinion
The management of the Funds
is responsible for establishing
and maintaining effective internal
control over financial reporting
 In fulfilling this
 responsibility estimates
 and judgments by
management are required to
 assess the expected benefits
and related costs of controls A
companys internal control over
 financial reporting includes
those policies and procedures that 1
pertain to the maintenance of
 records that in reasonable
detail accurately and fairly
reflect the
transactions and dispositions
 of the assets of the Funds 2
provide reasonable assurance that
transactions are recorded as
necessary to permit preparation
 of financial statements in
accordance
with generally accepted accounting
principles and the receipts and
 expenditures of the Funds are
being made only in accordance
with authorizations of management
 and directors of the company
and 3 provide reasonable
 assurance regarding prevention
or timely detection of unauthorized
acquisition use or disposition
of the Funds assets that could
have a material effect on the
financial statements
Because of its inherent
 limitations internal control
over financial reporting
may not prevent or
detect misstatements Also
projections of any evaluation
of effectiveness to future
periods are subject to the risk
that controls may become inadequate
because of changes in
conditions or that
the degree of compliance with
the policies or procedures may
deteriorate A deficiency in internal
 control over financial reporting
 exists when the design or
operation of a
control does not allow management
 or employees in the normal
course of performing their
assigned functions to prevent
 or detect misstatements on a
timely basis A material
weakness is a
control deficiency or combination
 of deficiencies in internal
 control over financial reporting
such that there is a reasonable
 possibility that a material
misstatement of the Funds annual or
interim financial statements will
 not be prevented or
detected on a timely basis
Page 2
Our consideration of the Funds
 internal control over financial
 reporting was for the limited
purpose described in the first
 paragraph and would not necessarily
disclose all deficiencies in
internal control that might be
significant deficiencies or material
 weaknesses under standards
established by the Public Company
 Accounting Oversight Board
 United States However we
noted no deficiencies in the
Funds internal control over
financial reporting and their operation
including controls for safeguarding
 securities that we consider
 to be a material weakness as
defined above as of August 31 2007
This report is intended solely
for the information and use of
management and the Board of
Trustees of Federated Municipal
Securities Income Trust
and the Securities and Exchange
Commission and is not intended
 to be and should not be
used by anyone other than these
specified parties

KPMG

Boston Massachusetts
October 24 2007